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                                                                   EXHIBIT 99.01

                             ASSUMPTION AGREEMENT
                    RE: Banc One Auto Grantor Trust 1997-B


          This ASSUMPTION AGREEMENT (this "Agreement"), is made and entered into as of February 8, 2001, by and between BANK ONE, TEXAS, N.A. (the "Bank"), a national banking association with its principal offices located in Texas and BANK ONE, NA (CHICAGO, ILLINOIS), a national banking association with its principal offices located in Illinois (the "Successor").


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Bank is the Seller and the Servicer under a Pooling and Servicing Agreement, dated as of December 1, 1997, (the "Pooling and Servicing Agreement") between the Bank and Bankers Trust Company, as trustee (the "Trustee");

          WHEREAS, in connection with the merger of the Bank and Bank One, National Association on the date hereof, Bank One, NA (Chicago, Illinois) will be the surviving entity;

          WHEREAS, in the event of a merger of the Bank, the surviving entity, if not the Bank, is required to assume the performance of every obligation of the Bank, as Seller under subsection 7.4 of the Pooling and Servicing Agreement;

          WHEREAS, the Successor, the Bank and the Trustee wish for the Successor to affirm that it is the successor in interest to the Bank's rights and obligations as Seller arising under the Pooling and Servicing Agreement and is obligated to perform all of the Bank's duties as Seller under the Pooling and Servicing Agreement;

          WHEREAS, in the event of a merger of the Bank, the surviving entity, if not the Bank, is required to assume the performance of every obligation of the Bank, as Servicer under subsection 8.3 of the Pooling and Servicing Agreement; and

          WHEREAS, the Successor, the Bank and the Trustee wish for the Successor to affirm that it is the successor in interest to the Bank's rights and obligations as Servicer arising under the Pooling and Servicing Agreement and is obligated to perform all of the Bank's duties as Servicer under the Pooling and Servicing Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, in consideration of the terms and conditions hereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned do hereby agree as follows:

               SECTION 1.   Definitions.  Capitalized terms used herein and not
                            -----------
otherwise defined herein shall have their respective meanings in the Pooling and Servicing Agreement.
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               SECTION 2.   Assumption.  (a) The Bank and the Successor hereby
                            ----------
affirm that the Successor is the successor in interest to all of the Bank's rights as Seller, including all rights, arising under the Pooling and Servicing Agreement and the Successor hereby affirms that it is the successor in interest to all of the Bank's duties and obligations as Seller under the Pooling and Servicing Agreement and, for the benefit of the Certificateholders and the Trustee, the Successor hereby assumes and agrees to perform all of the Bank's duties and obligations as Seller under the Pooling and Servicing Agreement and hereby assumes the performance of every obligation of the Seller under the Pooling and Servicing Agreement to the extent it is not already obligated to do so by operation of law. The Successor agrees that it shall be liable to the Certificateholders and the Trustee for all of the obligations of the Bank arising under and in accordance with the Pooling and Servicing Agreement, whether arising prior to or after the date hereof.

               (b) The Bank and the Successor hereby affirm that the Successor is the successor in interest to all of the Bank's rights as Servicer, including the right to receive the Servicing Fee, arising under the Pooling and Servicing Agreement and the Successor hereby affirms that it is the successor in interest to all of the Bank's duties and obligations as Servicer under the Pooling and Servicing Agreement and, for the benefit of the Seller and the Trustee, the Successor hereby assumes and agrees to perform all of the Bank's duties and obligations as Servicer under the Pooling and Servicing Agreement and hereby assumes the performance of every obligation of the Servicer under the Pooling and Servicing Agreement to the extent it is not already obligated to do so by operation of law. The Successor agrees that it shall be liable to the Seller and the Trustee for all of the obligations of the Bank arising under and in accordance with the Pooling and Servicing Agreement, whether arising prior to or after the date hereof.


               SECTION 3.   Representations.  The Successor and the Bank each
                            ---------------
represents to the other and the Trustee as follows with respect to itself:

     (i)   Organization and Good Standing. It is duly organized and validly
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     existing as a national banking association with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own and service the Receivables.

     (ii)  Power and Authority.  It has the corporate power and authority to
           -------------------
     execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by it by all necessary corporate action.

     (iii) Binding Obligation.  This Agreement constitutes a legal, valid, and
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     binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally or the rights of creditors of banks, the deposit accounts of which are insured by the Federal Deposit Insurance Corporation, and subject to general principles of equity (whether applied in a proceeding at law or in equity).

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     (iv)  No Violation.  The execution and consummation of the transaction
           ------------
     contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or the by-laws of it, or any material indenture, agreement or other instrument to which it is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, or other instrument (other than pursuant to this Agreement); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to it of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties.

     (v) No Proceedings.  There are no proceedings or investigations pending or,
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     to the best if its knowledge, threatened, against it before any court, regulatory body, administrative agency or governmental instrumentality having jurisdiction over it or its properties (a) asserting the invalidity of this Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (c) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by it of its obligations under, or the validity or enforceability of this Agreement or (d) seeking to affect adversely the Federal or State income tax or ERISA attributes of the Trust.

          SECTION 4.   References to the Bank.  The parties agree that
                       ----------------------
references in the Pooling and Servicing Agreement to the "Seller" or the "Servicer" shall be deemed to refer wherever appropriate in the context, to the Successor.

          SECTION 5.   Conditions Precedent.  The Successor, the Bank and the
                       --------------------
Trustee agree that the consummation of the transactions contemplated by the merger of the Bank and Bank One, NA (Chicago, Illinois) shall be conditions precedent to the effectiveness of this Agreement.

          SECTION 6.   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 7.   Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          SECTION 8.   Amendments.  The terms of this Agreement may not be
                       ----------
amended, waived, modified or terminated except by written instrument signed by the parties hereto. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any rights consequent thereon.

          SECTION 9.   Notices.  All notices and communications under this
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Agreement shall be in writing and shall be mailed by registered or certified mail, postage

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prepaid, or delivered by hand or transmitted by telex or other communications device capable of transmitting or creating a written record:

          (A)  if to Successor:

               Bank One, NA (Chicago, Illinois)
               1601 Elm Street, 46th Floor
               Dallas, Texas 75201
               Attention:  Phillip McNiel
               Telephone:(214)849-2493
               Telecopy: (214)849-2470

or at such other address as it may have furnished in writing to the Bank; and

          (B)  if to the Seller:

               Bank One, Texas, N.A.
               1601 Elm Street, 46th Floor
               Dallas, Texas 75201
               Attention:  Phillip McNiel
               Telephone:(214)849-2493
               Telecopy:   (214)849-2470


or at such other address as it may have furnished in writing to the Successor.

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          Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when received and any notice delivered by hand or transmitted by telecommunications device shall be deemed to be given when so delivered or transmitted as applicable. Each party agrees that all notices or other communications permitted or required to be given to the Bank under the Pooling and Servicing Agreement shall be given to the Successor at the address set forth above or at such other address as the Successor may have furnished in writing to the appropriate party.

          SECTION 10.   Successors and Assigns.  Neither the obligations of the
                        ----------------------
Successor nor the obligations of the Bank hereunder, including any obligations assumed as a result of this Agreement, shall be assigned to any person without the prior written consent of the other parties hereto, except in accordance with the provisions of the Pooling and Servicing Agreement. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          SECTION 11.   Headings.  The headings of Sections have been included
                        --------
herein for convenience only and should not be considered in interpreting this Agreement.

          SECTION 12.  Survival of Representations.  All representations
                       ---------------------------
contained in this Agreement shall survive the execution and delivery of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                         BANK ONE, TEXAS, N.A.,
                         as Seller



                         By: /s/ Tracie H. Klein
                             -----------------------------
                             Name:  Tracie H. Klein
                             Title:  Vice President


                         BANK ONE, NA (CHICAGO, ILLINOIS),
                         as Successor



                         By: /s/ Harry Hallowell
                             -----------------------------
                             Name:  Harry Hallowell
                             Title:  Senior Vice President



ACKNOWLEDGED BY:
BANKERS TRUST COMPANY,
as Trustee



By:  /s/ Michele H. Y. Voon
     -----------------------------
     Name:  Michele H.Y. Voon
     Title:  Associate

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